UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Runway Growth Finance Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

URGENT - YOUR VOTE IS NEEDED SPECIAL MEETING PROXY MATERIAL ENCLOSED. PROMPT ACTION REQUIRED.

Your vote is very important. Please vote your shares promptly. The special stockholder meeting will be held on January 23, 2025. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call 1-855-643-5292. Four Ways to Vote: ONLINE www.proxyvote.com Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE Without a Proxy Card: Call 1-855-643-5292 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. With a Proxy Card: Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE With a Smartphone Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/ VIF enclosed. MAIL Vote Processing Mark, sign and date your ballot and return it in the postage-paid envelope provided.